Exhibit 99.2

THE MONY GROUP INC.

STATISTICAL SUPPLEMENT

AS OF AND FOR THE

THREE-MONTHS AND THE YEARS ENDED

DECEMBER 31, 2003 AND 2002

	TABLE OF CONTENTS

	Preface:

	The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission. All financial information herein is calculated in accordance with generally accepted accounting principles unless otherwise noted.

	All amounts included herein are unaudited. Certain total amounts herein cannot be recalculated due to rounding.

	Wall Street Analyst Coverage Data	2

	Corporate Offices, Principal Subsidiaries and Ratings	3

	Summary Financial Information	4-5

	Consolidated Results
Exhibit 1	Consolidated Income Statement Data	6

	Protection Products Segment
Exhibit 2	Protection Products Segment Description	7
Exhibit 3	Protection Income Statement Data	8
Exhibit 4A	Group Pension Data	9
Exhibit 4B	Closed Block Data	10
Exhibit 4C	Fixed Maturities by Credit Quality—Closed Block	11
Exhibit 5	Premiums and Inforce	12
Exhibit 6	GAAP Premiums and Deposits	13

	Accumulation Products Segment
Exhibit 7	Accumulation Products Segment Description	14
Exhibit 8	Accumulation Income Statement Data	15
Exhibit 9	Accumulation Assets Under Management	16

	Retail Brokerage and Investment Banking
Exhibit 10	Retail Brokerage and Investment Banking Segment Description	17
Exhibit 11	Retail Brokerage and Investment Banking Income Statement Data	18
Exhibit 12	Income Statement Detail and Advest Data	19

	Other Products /Reconciling Segment
Exhibit 13	Other/Reconciling Products Segment Description	20
Exhibit 14	Other/Reconciling Income Statement Data	21

	Investments
Exhibit 15	Investments	22
Exhibit 16	Invested Assets	23
Exhibit 17	Investment Results	24
Exhibit 18A	Fixed Maturities by Credit Quality	25
Exhibit 18B	Fixed Maturities by Industry	26
Exhibit 18C	Venture Capital Partnership Investments	27
Exhibit 19	Mortgages at Carrying Value	28
Exhibit 20A	Equity Real Estate	29
Exhibit 20B	Mortgages and Real Estate	30

WALL STREET ANALYST COVERAGE DATA

Brokerage	Analyst	Telephone
Credit Suisse First Boston	Thomas Gallagher	(212) 538-2010
Deutsche Bank Securities Inc.	Vanessa Wilson	(212) 469-7351
Dowling & Partners Securities, LLC	Len Savage	(203) 359-8860
Fox-Pitt, Kelton Inc.	Jonathan Joseph	(212) 687-8600
Goldman Sachs	Joan Zief	(212) 902-6778
Keefe, Bruyette & Woods, Inc.	Jukka Lipponen	(860) 722-5905
Langen McAlenney	Robert Glasspiegel	(860) 724-1203
Lehman Brothers Inc.	E. Stewart Johnson	(212) 526-8190

Investor Information Line
Contact: Jay Davis
Tel (212) 708-2917
E-mail jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES

MONY Life Insurance Company	Trusted Securites Advisors Corp.
1740 Broadway	7760 France Avenue South, Suite 420
New York, NY 10019	Minneapolis, MN 55435

MONY Life Insurance Company of America	The Advest Group, Inc.
1740 Broadway	90 State House Square
New York, NY 10019	Hartford, CT 06103

U.S. Financial Life Insurance Company	Matrix Capital Markets Group Inc.
10290 Alliance Road	11 South 12th Street
Cincinnati, OH 45242	Suite 325
Richmond, VA 23219

Enterprise Capital Management, Inc.	Lebenthal & Co., Inc.
3343 Peachtree Road, NE, Suite 450	120 Broadway
Atlanta, GA 30326	New York, NY 10271

MONY Securities Corporation
1740 Broadway
New York, NY 10019

CORPORATE RATINGS

CLAIMS PAYING ABILITY/ FINANCIAL STRENGTH RATINGS (1)	SENIOR DEBT RATINGS (2)
Standard	Standard
& Poors	& Poors
A+	BBB+

A.M.	A.M.
Best (3)	Best
A	bbb+

Moody’s	Moody’s
A2	Baa2

Fitch	Fitch
A+	BBB+

(1)	MONY Life Insurance Company and MONY Life Insurance Company of America
(2)	The MONY Group Inc.
(3)	MONY Life Insurance Company, MONY Life Insurance Company of America, and U.S. Financial Life Insurance Company

(Unaudited)

SUMMARY FINANCIAL INFORMATION

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions, except per share amounts)
CONSOLIDATED INCOME STATEMENT DATA :
Net Income/(Loss)	$3.0	$3.6	$36.6	$(23.3)
Net realized (gains)/losses from investments	(7.8)	29.5	(31.2)	69.2

Adjusted operating (loss)/income including net results from venture capital investments:	(4.8)	33.1	5.4	45.9
Net income from venture capital investments	(2.0)	(8.5)	(7.9)	(3.6)
Merger related expenses	5.0	—	8.6	—
Final value payment from Group Pension sale	—	(31.3)	—	(31.3)

Adjusted operating (loss)/income (1)(3)(4)(5)(7):	$(1.8)	$(6.7)	$6.1	$11.0

PER SHARE CALCULATIONS:

NET INCOME/(LOSS) PER SHARE:
Basic	$0.06	$0.08	$0.78	$(0.49)
Diluted	$0.06	$0.08	$0.77	$(0.49)

ADJUSTED OPERATING (LOSS)/INCOME INCLUDING NET RESULTS FROM VENTURE CAPITAL INVESTMENTS:
Basic	$(0.10)	$0.70	$0.11	$0.97
Diluted	$(0.10)	$0.70	$0.11	$0.97

ADJUSTED OPERATING (LOSS)/INCOME (1)(3)(4)(5)(7):
Basic	$(0.04)	$(0.14)	$0.13	$0.23
Diluted	$(0.04)	$(0.14)	$0.12	$0.23

Share Data (2):
Weighted-average shares outstanding used in basic per share calculations	47,311,604	46,923,822	47,051,826	47,582,799
Plus: Incremental shares from assumed conversion of dilutive securities	962,332	180,266	458,910	—

Weighted-average shares used in diluted per share calculations	48,273,936	47,104,088	47,510,736	47,582,799

OTHER DATA:
Employee count	3,227	3,501
Career agent count (Domestic and International)	1,578	1,639
US Financial Life Brokerage General Agencies	222	223
Trusted Advisors Registered Representatives	395	467
Active Enterprise Selling Agreements	489	464
Advest Financial Advisors	490	513

(1)	In addition to reporting and measuring the company’s results of operations based on net income/(loss) as determined in accordance with generally accepted accounting principles (GAAP), the company also reports what it refers to as “adjusted operating income”, which, while derived from our results in accordance with GAAP, represents a non-GAAP financial measure. The company generally defines “adjusted operating income” as net income/(loss) determined in accordance with GAAP excluding after-tax net realized gains/(losses) and the net after-tax results from the company’s venture capital investments. These items will fluctuate from period to period depending on the prevailing interest rate and economic environment, and are not necessarily indicative of the overall operating trends in our core operations. In addition, for the three-months and the years ended December 31, 2003 and 2002 the company has excluded expenses incurred in connection with its pending acquisition by AXA Financial Inc. and earnings from the final value payment on the Group Pension sale, respectively, in calculating its “adjusted operating income” because such expenses and charges are not indicative of overall operating trends in the company’s core operations. The company also reports “adjusted operating income including the net after-tax results from the company’s venture capital investments” which is also a non-GAAP financial measure. Both the company and many users of its financial information use these non-GAAP financial measures to evaluate the company’s operating performance.
(2)	1,227,397 incremental shares from the assumed conversion of dilutive securities were not included in the computation of per share amounts for the year ended December 31, 2002 because their inclusion would be anti-dilutive.
(3)	Results for the year ended December 31, 2003 include a gain from an insurance settlement from the events of September 11, 2001 of $2.6 million or $0.05 per share, which was recognized during the first quarter of 2003.
(4)	Results for the three-months and the years ended December 31, 2003 and 2002 include reorganization charges of $2.3 million or $0.05 per share, $5.0 million or $0.10 per share, $3.8 million or $0.08 per share and $5.0 million or $0.10 per share, respectively.
(5)	Results for the year ended December 31, 2002 include interest and litigation fees of $4.5 million or $0.10 per share related to a dispute regarding the sale of real estate in 1999.
(6)	Results for the three-months and the year ended December 31, 2003 include $1.5 million or $0.03 of reserves established for the support of certain money market fund net asset values.
(7)	Results for the three-months and the year ended December 31, 2003 include a loss of $2.6 million related to the impairment of certain intangible assets.

(Unaudited)

SUMMARY FINANCIAL INFORMATION – CONTINUED

	December 31, 2003	December 31, 2002
	($ millions)
CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)	$13,416.6	$12,744.6
Separate accounts assets	4,854.9	4,140.6
Other assets	3,050.3	2,991.2

Total Assets	$21,321.8	$19,876.4

Policyholders’ liabilities	$11,575.2	$11,018.8
Separate account liabilities	4,851.9	4,137.6
Short term debt	—	7.0
Long term debt	876.4	876.3
Other liabilities	1,924.1	1,838.2

Total Liabilities	19,227.6	17,877.9
Equity, excluding accumulated comprehensive income	2,042.4	1,938.6
Accumulated comprehensive income (ACI)	51.8	59.9

Total Shareholders’ Equity	2,094.2	1,998.5

Total Liabilities and Shareholders’ Equity	$21,321.8	$19,876.4

SHARE DATA:
Diluted book value per share	$41.60	$42.54
Diluted book value per share (excluding accumulated comprehensive income)	40.57	$41.26

CAPITALIZATION:
Long term debt	$876.4	$876.3
Shareholders’ Equity (Excluding ACI)	2,042.4	1,938.6

Total capitalization	$2,918.8	$2,814.9

Debt as Percent of Total Capitalization	30.0%	31.1%

STATUTORY DATA (1):
Capital and Surplus	$908.5	$906.4
Asset Valuation Reserve (AVR)	197.4	211.7

Total Capital and Surplus plus AVR	$1,105.9	$1,118.1

(1)	The statutory data presented above represents that of MONY Life, the principal insurance company subsidiary of the MONY Group and direct or indirect parent of all of MONY Group’s insurance subsidiaries. The sufficiency of MONY Life’s statutory capital and surplus is a significant factor in determining its and its subsidiaries claims paying ability ratings. Refer to page 3 herein for MONY Life’s claims paying ability ratings, as well as those of its insurance subsidiaries. Statutory basis surplus is computed on the basis of Statutory Accounting Practices, which are those accounting principles or practices prescribed or permitted by an insurer’s domiciliary state. Statutory Accounting Practices are set forth in the insurance laws, regulations and administrative rulings of each state, publications of the National Association of Insurance Commissioners and other documents.

The objectives of Statutory Accounting Practices differ from Generally Accepted Accounting Principles. Statutory Accounting Practices are designed to address the concerns of regulators. Generally Accepted Accounting Principles are designed to meet the varying needs of different users of financial statements. Statutory Accounting Practices are generally considered to be more conservative than Generally Accepted Accounting Principles and attempt to determine at the financial statement date an insurer’s ability to pay claims in the future. Generally Accepted Accounting Principles, on the other hand, stress measurement of earnings of a business from period to period, by matching revenues and expenses.

Exhibit 1

(Unaudited)

CONSOLIDATED INCOME STATEMENT DATA (1)

	Three-Months Ended December 31,		Years Ended December 31,
	2003(2)	2002(2)	2003(2)	2002(2)
	($ millions)		($ millions)
REVENUES:
Premiums	$199.9	$195.7	$705.2	$690.4
Universal life and investment-type product policy fees	51.1	44.3	210.9	200.5
Net investment income	175.0	194.9	739.5	737.3
Net realized gains/(losses) on investments	14.6	(83.9)	51.2	(153.0)
Group Pension Profits	—	60.3	—	82.3
Retail brokerage and investment banking revenues	116.5	99.6	426.8	397.1
Other income	54.1	43.2	186.7	139.9

	611.2	554.1	2,320.3	2,094.5

BENEFITS AND EXPENSES:
Benefits to policyholders	232.2	217.6	841.5	803.1
Interest credited to policyholders account balances	35.9	33.5	139.4	119.3
Amortization of deferred policy acquisition costs	26.2	35.7	120.0	156.1
Dividends to policyholders	50.0	16.2	224.3	188.0
Other operating costs and expenses	266.1	241.7	954.5	860.0

	610.4	544.7	2,279.7	2,126.5

Income/(loss) from continuing operations before income tax	0.8	9.4	40.6	(32.0)
Income tax (benefit)/expense	(0.1)	3.3	9.9	(11.2)

Net income/(loss) from continuing operations	0.9	6.1	30.7	(20.8)

Discontinued operations: Income/(loss) from real estate to be disposed of, net of income tax expense/(benefit) of $1.1 million and $(1.4) million for the three-month periods ended December 31, 2003 and 2002, respectively, and $3.1 million and $(1.4) million for the years ended December 31, 2003 and 2002, respectively.	2.1	(2.5)	5.9	(2.5)

Net income/(loss)	$3.0	$3.6	$36.6	$(23.3)

(1)	These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company’s filings with the Securities and Exchange Commission.
(2)	During the three-months and the years ended December 31, 2003 and 2002, the Company recorded pre-tax charges aggregating approximately $3.6 million, $7.7 million, $5.8 million and $7.7 million, respectively, representing “Reorganization Charges” taken in connection with the reorganization of certain of the Company’s businesses.

The following table summarizes the components of the aforementioned Reorganization Charges recorded during 2003 and 2002. All Reorganization Charges incurred in 2003 and 2002 are reported as reconciling items.

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
Reorganization Charges:
Severance benefits and incentive compensation	$—	$6.6	$1.1	$6.6
Leased offices and equipment	1.4	1.1	2.5	1.1
Lease abandonment and other	2.2	—	2.2	—

Total—Reorganization Charges Before Tax	$3.6	$7.7	$5.8	$7.7

Total—Reorganization Charges After Tax	$2.3	$5.0	$3.8	$5.0

All charges referred to in the table above are included in “Other Operating Costs and Expenses” in the Company’s consolidated income statement for the respective years indicated.

Exhibit 2

PROTECTION PRODUCTS SEGMENT

The Protection Products segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are: (i) the Group Pension Profits in 2002, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company’s disability income insurance business which was transferred in the DI Transaction.

Exhibit 3

(Unaudited)

PROTECTION PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
REVENUES:
Premiums	$184.2	$182.2	$667.9	$662.9
Universal life and investment-type product policy fees	39.9	33.6	170.4	152.1
Net investment income	143.0	152.2	602.2	595.8
Group Pension Profits	—	60.3	—	82.3
Other income	14.4	18.7	42.1	15.0

Total revenues	381.5	447.0	1,482.6	1,508.1

BENEFITS AND EXPENSES:
Benefits to policyholders	202.8	195.7	762.5	729.7
Interest credited to policyholder account balances	19.6	18.3	75.1	64.5
Amortization of deferred policy acquisition costs	28.7	20.8	114.8	110.3
Dividends to policyholders	49.3	15.6	222.0	185.6
Other operating costs and expenses	77.4	76.3	274.5	233.7

Total benefits and expenses	377.8	326.7	1,448.9	1,323.8

Pre-tax income from continuing operations excluding net realized gains/(losses) on investments	3.7	120.3	33.7	184.3
Net realized gains/(losses) on investments	9.4	(71.6)	29.7	(121.5)

Pre-tax income from continuing operations	13.1	48.7	63.4	62.8
Discontinued operations—pre-tax	2.8	(3.3)	7.7	(3.3)

Pre-tax income	$15.9	$45.4	$71.1	$59.5

RECONCILIATION OF “PRE-TAX INCOME FROM CONTINUING OPERATIONS EXCLUDING NET REALIZED GAINS/(LOSSES) ON INVESTMENTS” TO “PRE-TAX ADJUSTED OPERATING INCOME INCLUDING NET RESULTS FROM VENTURE CAPITAL INVESTMENTS”
Pre-tax income from continuing operations excluding net realized gains on investments	$3.7	$120.3	$33.7	$184.3
Change in policyholder dividend liability resulting from closed block realized gains/(losses)	6.0	(43.4)	12.2	(51.4)

Pre-tax adjusted operating income including net results of venture capital investments	$9.7	$76.9	$45.9	$132.9

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
Pre-tax adjusted operating income from continuing operations including net results of venture capital investments	$9.7	$76.9	$45.9	$132.9
Adjusted operating income from discontinued operations	—	0.8	—	0.8
Net gains from venture capital investments	(2.2)	(10.8)	(7.4)	(4.6)
Final Value Payment from Group Pension Transaction	—	(48.1)	—	(48.1)

Pre-tax adjusted operating income (1)(2)(3)	$7.5	$18.8	$38.5	$81.0

(1)	The pre-tax adjusted operating income for the year ended December 31, 2002 includes interest and litigation fees of $5.5 million related to a dispute regarding the sale of real estate in 1999.

(2)	The pre-tax adjusted operating income for the three-months and the year ended December 31, 2002 included normal recurring Group Pension Profits of $6.2 million and $28.2 million, respectively. Refer to Exhibit 4A, herein.

(3)	The pre-tax adjusted operating income for the three-months and the year ended December 31, 2003 includes reserves of $0.3 million established for the support of certain money market fund net asset values.

Exhibit 4A

(Unaudited)

GROUP PENSION PROFIT

SUMMARY INCOME STATEMENT

	Three-Months Ended December 31,		Years Ended December 31,
INCOME STATEMENT DATA (1):	2003	2002	2003	2002
	($ millions)		($ millions)
REVENUES:
Policy product fees	$—	$4.6	$—	$18.3
Net investment income	—	20.6	—	88.2
Net realized gains on investments	—	1.0	—	0.8

Total revenues	—	26.2	—	107.3

BENEFITS AND EXPENSES:
Interest credited to policyholder account balances	—	15.3	—	63.5
Other operating costs and expenses	—	4.7	—	15.6

Total benefits and expenses	—	20.0	—	79.1

Group Pension Profits	—	6.2	—	28.2
Final Value Payment (2)	—	54.1	—	54.1

Total	$—	$60.3	$—	$82.3

(1)	As explained in the notes to MONY Group’s consolidated financial statements included in its 2002 Form 10-K, in accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon. Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from Aegon, the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on its balance sheet. In addition, the Company has no interest in the revenues and expenses from such business subsequent to December 31, 2002.

Refer to the notes to MONY Group’s consolidated financial statements filed with the SEC on Form 10-K for the year ended December 31, 2002 for further information.

(2)	Expenses of approximately $6.0 million relating to the Final Value Payment are recorded in “other operating costs and expenses” on the MONY Group’s consolidated income statement in 2002.

Exhibit 4B

(Unaudited)

CLOSED BLOCK INCOME STATEMENT

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
REVENUES:
Premiums	$134.2	$141.7	$479.2	$509.1
Net investment income	92.0	98.8	393.5	396.5
Net realized gains/(losses) on investments	6.0	(43.4)	12.2	(51.4)
Other income	0.9	0.6	1.9	2.2

Total revenues	233.1	197.7	886.8	856.4

BENEFITS AND EXPENSES:
Benefits to policyholders	157.8	156.1	562.6	566.8
Interest credited to policyholders account balances	2.2	2.3	8.8	8.6
Amortization of deferred policy acquisition costs	12.0	12.0	45.2	49.1
Dividends to policyholders	49.2	15.3	220.7	185.5
Operating costs and expenses	1.8	1.6	6.5	6.1

Total benefits and expenses	223.0	187.3	843.8	816.1

Contribution from the Closed Block	$10.1	$10.4	$43.0	$40.3

CLOSED BLOCK ASSETS AND LIABILITIES

	December 31, 2003	December 31, 2002
	($ millions)
BALANCE SHEET DATA :
Assets:
General Account
Fixed maturities	$4,348.9	$4,160.9
Mortgage loans on real estate	593.6	633.6
Real estate to be disposed of	10.7	8.3
Other invested assets	9.8	0.9
Policy loans	1,078.0	1,119.0
Cash and cash equivalents	33.6	59.2
Premiums receivable	9.7	11.1
Deferred policy acquisition costs	368.8	430.5
Other assets	206.9	210.5

Total closed block assets	$6,660.0	$6,634.0

Liabilities:
General Account
Future policy benefits	$6,930.9	$6,901.4
Policyholders’ account balances	290.2	291.6
Other policyholders’ liabilities	140.9	159.1
Other liabilities	326.9	328.0

Total closed block liabilities	$7,688.9	$7,680.1

Exhibit 4C

(Unaudited)

FIXED MATURITIES BY CREDIT QUALITY—CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

		As of December 31, 2003			As of December 31, 2002
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$2,012.5	77.8%	$2,118.2	$1,641.7	74.3%	$1,787.4
2	Baa	438.8	17.2%	467.1	441.6	19.3%	465.5
3	Ba	75.6	3.0%	82.4	113.3	4.7%	113.2
4	B	32.4	1.3%	36.0	36.0	1.5%	35.0
5	Caa and lower	12.6	0.7%	18.8	—	0.0%	—
6	In or near default	—	0.0%	—	6.0	0.2%	6.0

	Subtotal	2,571.9	100.0%	2,722.5	2,238.6	100.0%	2,407.1
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Public Fixed Maturities	$2,571.9	100.0%	$2,722.5	$2,238.6	100.0%	$2,407.1

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

		As of December 31, 2003			As of December 31, 2002
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$480.4	32.0%	$521.6	$647.3	40.1%	$703.0
2	Baa	824.3	53.8%	874.9	709.5	44.2%	776.0
3	Ba	165.4	10.9%	177.1	209.5	11.9%	208.2
4	B	22.5	1.5%	23.8	29.3	1.7%	29.7
5	Caa and lower	21.4	1.5%	24.5	16.7	0.9%	15.3
6	In or near default	1.5	0.3%	4.5	22.3	1.2%	21.6

	Subtotal	1,515.5	100.0%	1,626.4	1,634.6	100.0%	1,753.8
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Private Fixed Maturities	$1,515.5	100.0%	$1,626.4	$1,634.6	100.0%	$1,753.8

TOTAL FIXED MATURITIES BY CREDIT QUALITY

		As of December 31, 2003			As of December 31, 2002
NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	% of Total	Estimated Fair Value	Amortized Cost	% of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$2,492.9	60.6%	$2,639.8	$2,289.0	59.8%	$2,490.4
2	Baa	1,263.1	30.9%	1,342.0	1,151.1	29.8%	1,241.5
3	Ba	241.0	6.0%	259.5	322.8	7.7%	321.4
4	B	54.9	1.4%	59.8	65.3	1.6%	64.7
5	Caa and lower	34.0	1.0%	43.3	16.7	0.4%	15.3
6	In or near default	1.5	0.1%	4.5	28.3	0.7%	27.6

	Subtotal	4,087.4	100.0%	4,348.9	3,873.2	100.0%	4,160.9
	Redeemable preferred stock	—	0.0%	—	—	0.0%	—

	Total Fixed Maturities	$4,087.4	100.0%	$4,348.9	$3,873.2	100.0%	$4,160.9

Exhibit 5

(Unaudited)

PROTECTION PRODUCTS SEGMENT

NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
PROTECTION BUSINESS SALES (3):
Traditional life	$1.6	$1.4	$5.0	$4.7
Term	16.0	14.6	59.1	46.8
Universal life	20.7	10.5	64.7	38.0
Variable universal life	5.8	8.6	22.2	38.3
Corporate owned life insurance	82.1	23.5	180.1	148.2
Group universal life	1.5	1.7	4.9	3.0

Total	$127.7	$60.3	$336.0	$279.0

	As of
	December 31, 2003	December 31, 2002
Insurance In Force ($ in millions except number of policies)
Traditional Life (1):
Number of policies (in thousands)	829.7	839.1
GAAP life reserves	$7,544.4	$7,447.0
Face amounts	$94,003.3	$82,598.6

Universal Life:
Number of policies (in thousands)	75.3	74.0
GAAP life reserves	$840.0	$765.4
Face amounts	$12,023.8	$10,790.2

Variable Universal Life (2):
Number of policies (in thousands)	68.0	68.0
GAAP life reserves	$1,247.1	$880.3
Face amounts	$19,326.4	$18,790.2

Group Universal Life:
Number of policies (in thousands)	39.7	41.8
GAAP life reserves	$74.5	$70.3
Face amounts	$1,543.2	$1,497.3

Total:
Number of policies (in thousands)	1,012.7	1,022.9
GAAP life reserves	$9,706.0	$9,163.0
Face amounts	$126,896.7	$113,676.3

(1)	Consists of whole life and term policies
(2)	Includes corporate owned life insurance
(3)	The amounts presented with respect to life insurance sales represent annualized statutory-basis premiums. Annualized statutory-basis premiums in the Protection Products segment represent the total premium scheduled to be collected on a policy or contract over a twelve-month period. Pursuant to the terms of certain of the policies and contracts issued by the company, premiums and deposits may be paid or deposited on a monthly, quarterly, or semi-annual basis. Annualized statutory-basis premium does not apply to corporate-owned and bank-owned life insurance (COLI and BOLI) single premium paying business. All premiums received on COLI and BOLI business and single premium paying policies during the periods presented are included. Statutory basis premiums are used in lieu of GAAP basis premiums because, in accordance with statutory accounting practices, revenues from all classes of long-duration contracts are measured on the same basis, whereas GAAP provides different revenue recognition rules for different classes of long-duration contracts.

The information presented should not be viewed as a substitute for revenues determined in accordance with GAAP. Revenues in accordance with GAAP related to product sales are generated from both current and prior period sales that are in-force during the reporting period. For protection products GAAP recognizes premium revenue when due from a policyholder. Because of how revenues are recognized in accordance with GAAP, we do not believe GAAP revenues are meaningful in assessing the periodic sales production of a life insurance company and, accordingly, a reconciliation to GAAP revenues would not be meaningful.

Exhibit 6

(Unaudited)

PROTECTION PRODUCTS SEGMENT

GAAP DIRECT PREMIUMS AND DEPOSITS BY PRODUCT

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
LIFE INSURANCE:
GAAP Premiums:
Traditional Life (1):
First year & single	$55.5	$52.9	$190.3	$181.3
Renewal	165.6	165.3	601.8	599.9

Total Direct Premiums	221.1	218.2	792.1	781.2
Less Ceded Premiums	(37.0)	(36.1)	(124.3)	(118.3)

Total GAAP Premiums	$184.1	$182.1	$667.8	$662.9

Deposits:
Universal Life:
First year & single	$26.0	$12.7	$77.3	$39.8
Renewal	29.3	23.9	98.6	95.8

Total	$55.3	$36.6	$175.9	$135.6

Variable Universal Life:
First year & single	$6.6	$8.5	$25.3	$45.7
Renewal	29.5	28.6	114.9	110.1

Total	$36.1	$37.1	$140.2	$155.8

Corporate Sponsored Variable Universal Life:
First year & single	$73.7	$32.0	$147.2	$133.8
Renewal	11.3	1.2	39.7	28.4

Total	$85.0	$33.2	$186.9	$162.2

Group Universal Life:
First year & single	$1.3	$1.6	$4.6	$2.7
Renewal	2.4	2.5	9.9	10.4

Total	$3.7	$4.1	$14.5	$13.1

(1)	Consists of whole life and term policies; includes disability income insurance premiums of $15.9 million and $17.1 million for the three-month periods ended December 31, 2003 and 2002, respectively, and $61.4 million and $65.0 million for the years ended December 31, 2003 and 2002, respectively, which is 100% reinsured and no longer offered by the Company.

Exhibit 7

ACCUMULATION PRODUCTS SEGMENT

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

Exhibit 8

(Unaudited)

ACCUMULATION PRODUCTS SEGMENT

INCOME STATEMENT DATA

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)

REVENUES:
Premiums	$6.0	$4.5	$21.2	$11.6
Universal life and investment-type product policy fees	11.0	10.5	40.6	46.8
Net investment income	21.0	22.6	91.6	82.7
Other income	30.6	22.9	105.8	96.1

Total revenues	68.6	60.5	259.2	237.2

BENEFITS AND EXPENSES:
Benefits to policyholders	15.6	12.5	49.7	41.9
Interest credited to policyholder account balances	14.6	12.8	56.3	46.0
Amortization of deferred policy acquisition costs	(2.5)	14.9	5.2	45.8
Dividends to policyholders	0.4	0.2	1.3	1.2
Other operating costs and expenses	35.9	31.0	125.1	119.4

Total benefits and expenses	64.0	71.4	237.6	254.3

Pre-tax income/(loss) from continuing operations excluding net realized gains/(losses) on investments	4.6	(10.9)	21.6	(17.1)
Net realized gains/(losses) on investments	4.9	(8.7)	14.0	(23.2)

Pre-tax income/(loss) from continuing operations	9.5	(19.6)	35.6	(40.3)
Discontinued operations—pre-tax	0.3	(0.4)	0.9	(0.4)

Pre-tax income/(loss)	$9.8	$(20.0)	$36.5	$(40.7)

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
Pre-tax adjusted operating income from continuing operations including net results of venture capital investments	$4.6	$(10.9)	$21.6	$(17.1)
Adjusted operating income from discontinued operations	—	0.1	—	0.1
Net gains from venture capital investments	(0.5)	(1.8)	(2.9)	(0.8)

Pre-tax adjusted operating income/(loss) (1)(2)	$4.1	$(12.6)	$18.7	$(17.8)

(1)	The pre-tax adjusted operating loss for the year ended December 31, 2002 includes interest and litigation fees of $1.0 million related to a dispute regarding the sale of real estate in 1999.

(2)	The pre-tax adjusted operating income for the three-months and the year ended December 31, 2003 includes reserves of $2.0 million established for the support of certain money market fund net asset values.

Exhibit 9

(Unaudited)

ACCUMULATION PRODUCTS SEGMENT

ASSETS UNDER MANAGEMENT

	As of
	December 31, 2003	December 31, 2002
	($ billions)
ACCUMULATION SEGMENT:
Assets under management
Individual variable annuities	$3.8	$3.2
Individual fixed annuities	1.0	0.8
Proprietary retail mutual funds	4.8	3.7

	$9.6	$7.7

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
RECONCILIATION IN ACCOUNT VALUE:
VARIABLE ANNUITY:
Beginning account value	$3,535.4	$3,149.6	$3,244.9	$3,867.5
Sales (1)(2)	119.7	87.2	411.5	403.9
Market appreciation	254.4	127.2	587.6	(537.9)
Mortality and expense	(10.3)	(9.1)	(38.2)	(40.0)
Surrenders and withdrawals	(109.1)	(110.0)	(415.7)	(448.6)

	$3,790.1	$3,244.9	$3,790.1	$3,244.9

ENTERPRISE GROUP OF FUNDS:
Beginning account value	$4,427.1	$3,488.6	$3,695.3	$4,396.6
Sales(2)	331.3	310.3	1,436.7	1,237.5
Dividends reinvested	10.5	14.3	28.2	30.5
Market appreciation	355.7	135.7	722.2	(860.7)
Redemptions	(277.3)	(253.6)	(1,035.1)	(1,108.6)

Ending account value	$4,847.3	$3,695.3	$4,847.3	$3,695.3

(1)	Includes in 2003, the assumed management of $0.2 billion of money market funds previously managed by a third party.
(2)	The amounts presented with respect to annuity and mutual fund sales represent deposits made by customers during the periods presented. The information presented should not be viewed as a substitute for revenues determined in accordance with GAAP. Revenues in accordance with GAAP related to product sales are generated from both current and prior period sales that are in-force during the reporting period. For accumulation products, GAAP revenues are a function of fee based charges applied to contractholder’s account balance. Because of how revenues are recognized in accordance with GAAP, we do not believe GAAP revenues are meaningful in assessing the periodic sales production of a life insurance company and, accordingly, a reconciliation to GAAP revenues would not be meaningful.

Exhibit 10

RETAIL BROKERAGE AND INVESTMENT BANKING

The Retail Brokerage and Investment Banking segment is comprised of the results of the Company’s subsidiaries, The Advest Group, Inc. (“AGI”), Matrix Capital Markets Group (“Matrix”) and MONY Securities Corp. (“MSC”). AGI, through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company’s proprietary investment products, MSC provides customers of the Company’s protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).

Exhibit 11

(Unaudited)

RETAIL BROKERAGE AND INVESTMENT BANKING

INCOME STATEMENT DATA

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
REVENUES:
Net investment income	$—	$—	$0.1	$0.3
Retail brokerage and investment banking	116.5	99.6	426.8	397.1
Other income	—	—	4.0	0.7

Total revenues	116.5	99.6	430.9	398.1

BENEFITS AND EXPENSES:
Other operating costs and expenses	114.1	98.6	424.0	395.7

Total benefits and expenses	114.1	98.6	424.0	395.7

Pre-tax income from continuing operations excluding net realized gains/(losses) on investments	2.4	1.0	6.9	2.4
Net realized gains/(losses) on investments	—	—	—	—

Pre-tax income from continuing operations	$2.4	$1.0	$6.9	$2.4

(1)	The pre-tax operating income for the three-months and the year ended December 31, 2003 includes a loss of $4.0 million related to the impairment of certain intangible assets.

Exhibit 12

(Unaudited)

RETAIL BROKERAGE AND INVESTMENT BANKING

INCOME STATEMENT DETAIL

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
REVENUES:
Commissions	$53.2	$38.3	$168.6	$157.4
Interest	7.3	8.1	29.9	35.2
Principal transactions	26.0	28.1	121.0	107.2
Asset management and administration	14.7	14.1	61.4	60.5
Investment banking	11.2	7.3	35.5	27.9
Other	4.1	3.7	14.5	9.9

Total revenues	116.5	99.6	430.9	398.1

EXPENSES:
Compensation	65.5	57.5	257.3	237.0
Interest	3.0	4.7	12.0	20.8
Other	45.6	36.4	154.7	137.9

Total expenses	114.1	98.6	424.0	395.7

Pre-tax income	$2.4	$1.0	$6.9	$2.4

	ADVEST-NET INTEREST Three-Months Ended				ADVEST-NET INTEREST Years Ended
	December 31, 2003		December 31, 2002		December 31, 2003		December 31, 2002
	($ millions)				($ millions)
Net Interest Income-
Interest Income:
Brokerage customers	$3.0	41.1%	$3.3	40.7%	$11.9	39.8%	$15.0	42.6%
Stock borrowed	0.3	4.1%	0.9	11.0%	1.9	6.4%	4.5	12.8%
Investments	—	0.0%	0.1	1.2%	0.1	0.3%	0.3	0.9%
Security inventory	3.6	49.3%	2.9	35.8%	13.3	44.5%	11.4	32.4%
Other	0.4	5.5%	0.9	11.3%	2.7	9.0%	4.0	11.3%

	$7.3	100.0%	$8.1	100.0%	$29.9	100.0%	$35.2	100.0%

Interest Expense:
Stock loaned	1.9	63.3%	3.1	66.0%	7.3	60.8%	12.9	62.0%
Brokerage customers	0.9	30.0%	1.3	27.7%	4.0	33.3%	6.0	28.8%
Borrowings	0.2	6.7%	0.2	4.2%	0.6	5.0%	1.5	7.2%
Other	—	0.0%	0.1	2.1%	0.1	0.9%	0.4	2.0%

	3.0	100.0%	4.7	100.0%	12.0	100.0%	20.8	100.0%

Net interest income	$4.3	58.9%	$3.4	42.0%	$17.9	59.9%	$14.4	40.9%

ADVEST STATISTICAL DATA

December 31, 2003
Client Assets ( in millions) *	$36,481.7
Number of Client Accounts (in thousands)	260

*	Includes assets managed under fee-based programs of approximately $7,009 million.

Exhibit 13

OTHER PRODUCTS SEGMENT

The Company’s Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company’s career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.

RECONCILING AMOUNTS

The reconciling amounts include certain benefits for the Company’s benefit plans, the results of the holding companies and certain non-recurring items.

Exhibit 14

(Unaudited)

OTHER PRODUCTS SEGMENT AND RECONCILING ITEMS

INCOME STATEMENT DATA

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
REVENUES:
Premiums	$9.7	$9.0	$16.1	$15.9
Universal life and investment-type product policy fees	0.2	0.2	(0.1)	1.6
Net investment income	11.0	20.1	45.6	58.5
Other income	9.1	1.6	34.8	28.1

Total revenues	30.0	30.9	96.4	104.1

BENEFITS AND EXPENSES:
Benefits to policyholders	13.8	9.4	29.3	31.5
Interest credited to policyholder account balances	1.7	2.4	8.0	8.8
Amortization of deferred policy acquisition costs	—	—	—	—
Dividends to policyholders	0.3	0.4	1.0	1.2
Other operating costs and expenses	38.7	35.8	130.9	111.2

Total benefits and expenses	54.5	48.0	169.2	152.7

Pre-tax loss from continuing operations excluding net realized gains/(losses) on investments	(24.5)	(17.1)	(72.8)	(48.6)
Net realized gains/(losses) on investments	0.3	(3.6)	7.5	(8.3)

Pre-tax loss from continuing operations	(24.2)	(20.7)	(65.3)	(56.9)
Discontinued operations—pre-tax	0.2	(0.2)	0.5	(0.2)

Pre-tax loss	$(24.0)	$(20.9)	$(64.8)	$(57.1)

	Three-Months Ended December 31,		Years Ended December 31,
	2003	2002	2003	2002
	($ millions)		($ millions)
Pre-tax adjusted operating income from continuing operations including net results of venture capital investments	$(24.5)	$(17.1)	$(72.8)	$(48.6)
Adjusted operating income from discontinued operations	—	0.1	—	0.1
Net gains from venture capital investments	(0.4)	(0.5)	(2.0)	(0.2)
Merger related expenses	4.1	—	9.6	—

Pre-tax adjusted operating loss (1)(2)	$(20.8)	$(17.5)	$(65.2)	$(48.7)

(1)	The pre-tax adjusted operating loss for the year ended December 30, 2002 includes interest and litigation fees of $0.3 million related to a dispute regarding the sale of real estate in 1999.
(2)	The pre-tax adjusted operating loss for the three-months and the years ended December 31, 2003 and 2002 includes reorganization charges of $3.6 million, $7.7 million, $5.8 million and $7.7 million, respectively.

22

INVESTMENTS

ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION

INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 16

(Unaudited)

CONSOLIDATED GAAP INVESTED ASSETS

	As of December 31, 2003			As of December 31, 2002
	Carrying Value	% of Total		Carrying Value	% of Total
			($millions)
INVESTEDASSETS
Fixed Maturities, Available for Sale	8,525.2	67.4%		$7,971.1	66.3%
Fixed Maturities, Held to Maturity	0.1	0.0%		0.1	0.0%
Fixed Maturities, Trading	78.3	0.6%		—	0.0%
Equity Securities, Available for Sale	257.3	2.0%		249.0	2.1%
Mortgage Loans on Real Estate	1,782.4	14.1%		1,877.4	15.6%
Policy Loans	1,180.0	9.3%		1,212.5	10.1%
Real Estate to be Disposed Of	0.0	0.0%		26.8	0.2%
Real Estate Held for Investment	174.1	1.4%		180.2	1.5%
Other Invested Assets	102.5	0.8%		110.8	0.9%
Cash and Cash Equivalents	556.8	4.4%		390.0	3.3%

Invested Assets, excluding Trading Securities in Advest	$12,656.7	100.0%		$12,017.9	100.0%

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 17

(Unaudited)

INVESTMENT RESULTS BY ASSET CATEGORY

	Three-Months Ended December 31, 2003		Three-Months Ended December 31, 2002		Year Ended December 31, 2003		Year Ended December 31, 2002		Year Ended December 31, 2001
	Yield (2)	Amount	Yield (2)	Amount	Yield (1)	Amount	Yield (1)	Amount	Yield (1)	Amount
	($ millions)		($ millions)		($ millions)		($ millions)		($ millions)
FIXED MATURITIES (4)
Investment Income	5.8%	$115.5	6.5%	$121.6	6.5%	$504.9	6.9%	$491.0	7.3%	$492.5
Realized Gains (losses)	0.9%	17.5	-3.4%	(62.7)	0.6%	47.7	-1.1%	(79.3)	0.0%	(2.6)
Total	6.7%	$133.0	3.1%	$58.9	7.1%	$552.6	5.8%	$411.7	7.3%	$489.9

Ending Assets		$8,128.3		$7,453.4		$8,128.3		$7,453.4		$6,829.2

EQUITY SECURITIES
Investment Income	4.9%	$3.1	22.1%	$13.8	5.0%	$12.7	2.9%	$7.9	-10.8%	$(33.9)
Realized Gains (losses)	-6.6%	(4.2)	-26.3%	(16.5)	-3.6%	(9.1)	-14.1%	(38.7)	-2.5%	(7.8)
Total	-1.7%	$(1.1)	-4.2%	$(2.7)	1.4%	$3.6	-11.2%	$(30.8)	-13.3%	$(41.7)

Ending Assets		$257.3		$249.0		$257.3		$249.0		$299.2

MORTGAGE LOANS
Investment Income	7.8%	$35.7	7.8%	$35.5	7.8%	$143.4	7.5%	$138.9	7.8%	$139.8
Realized Gains (losses)	0.9%	4.3	-0.9%	(4.2)	1.0%	18.6	-0.2%	(3.0)	0.5%	9.3
Total	8.7%	$40.0	6.9%	$31.3	8.8%	$162.0	7.3%	$135.9	8.3%	$149.1

Ending Assets		$1,782.4		$1,877.4		$1,782.4		$1,877.4		$1,809.7

REAL ESTATE (3)
Investment Income	-0.2%	$(0.1)	6.2%	$3.3	2.8%	$5.4	7.4%	$16.2	4.3%	$9.5
Realized Gains (losses)	6.7%	3.0	-6.0%	(3.2)	5.4%	10.4	-16.9%	(36.9)	-2.4%	(5.4)
Total	6.5%	$2.9	0.2%	$0.1	8.2%	$15.8	-9.5%	$(20.7)	1.9%	$4.1

Ending Assets		$174.1		$206.9		$174.1		$206.9		$230.8

POLICY LOANS
Investment Income	6.5%	$19.3	7.0%	$21.2	6.6%	$78.7	6.9%	$84.8	6.9%	$86.5
Realized Gains (losses)	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—
Total	6.5%	$19.3	7.0%	$21.2	6.6%	$78.7	6.9%	$84.8	6.9%	$86.5

Ending Assets		$1,180.0		$1,212.5		$1,180.0		$1,212.5		$1,229.0

CASH AND CASH EQUIVALENTS
Investment Income	1.2%	$1.7	1.6%	$1.7	1.3%	$5.9	2.1%	$9.3	4.4%	$29.3
Realized Gains (losses)	-1.5%	(2.1)	0.0%	(0.0)	-0.4%	(2.1)	0.0%	(0.0)	-0.1%	(0.8)
Total	-0.3%	$(0.4)	1.6%	$1.7	0.9%	$3.8	2.1%	$9.3	4.3%	$28.5

Ending Assets		$556.8		$390.0		$556.8		$390.0		$441.0

OTHER INVESTED ASSETS
Investment Income	25.2%	$7.0	19.8%	$6.2	16.1%	$17.2	16.1%	$18.3	8.4%	$9.1
Realized Gains (losses)	-1.4%	(0.4)	-6.7%	(2.1)	-4.9%	(5.2)	0.1%	0.1	-4.7%	(5.0)
Total	23.8%	$6.6	13.1%	$4.1	11.2%	$12.0	16.2%	$18.4	3.7%	$4.1

Ending Assets		$102.5		$110.8		$102.5		$110.8		$116.7

TOTAL BEFORE INVESTMENT EXPENSES AND DISCONTINUED OPERATIONS
Investment Income	6.0%	$182.2	7.1%	$203.3	6.5%	$768.2	6.9%	$766.6	6.6%	$732.8
Realized Gains (losses)	0.6%	18.1	-3.1%	(88.7)	0.5%	60.3	-1.4%	(157.8)	-0.1%	(12.3)
Total	6.6%	$200.3	4.0%	$114.6	7.0%	$828.5	5.5%	$608.8	6.5%	$720.5

Ending Assets		$12,181.4		$11,500.0		$12,181.4		$11,500.0		$10,955.6

Other Fee Income	0.0%	$0.1	0.0%	$(0.9)	0.0%	$0.7	0.0%	$1.3	0.0%	$5.3
Investment expense	-0.2%	$(7.5)	-0.2%	$(6.5)	-0.2%	$(29.4)	-0.3%	$(29.6)	-0.4%	$(46.1)
Discontinued Operations—Income (5)	0.0%	$0.2	0.0%	$(1.0)	0.0%	$0.1	2.5%	$(1.0)	0.0%	$—
Discontinued Operations—Realized Gains (Losses) (6)	-0.1%	$(3.5)	0.2%	$4.8	-0.1%	$(9.1)	-12.8%	$4.8	0.0%	$—

TOTAL AFTER INVESTMENT EXPENSES AND DISCONTINUED OPERATIONS
Investment Income	5.8%	$175.0	6.8%	$194.9	6.3%	$739.5	6.6%	$737.3	6.2%	$692.1
Realized Gains (losses)	0.5%	14.6	-2.9%	(83.9)	0.4%	51.2	-1.4%	(153.0)	-0.1%	(12.3)
Total	6.3%	$189.6	3.9%	$111.0	6.7%	$790.7	5.2%	$584.3	6.1%	$679.8

Ending Assets		12,181.4		11,500.0		12,181.4		11,500.0		10,955.6

Net unrealized gains (losses) on fixed maturities		475.3		517.9		475.3		517.9		146.9

Total invested assets		$12,656.7		$12,017.9		$12,656.7		$12,017.9		$11,102.5

(1)	Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(2)	Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.
(3)	Equity real estate income is shown net of operating expenses, depreciation and minority interest and includes net income classified as discontinued operations.
(4)	Trading portfolio balances of $760.0 million at 12/31/2003, $726.7 million at 12/31/2002, and $724.0 million at 12/31/2001 and results from both are excluded from the yield calculation.
(5)	Income from real estate available for sale is reclassified as discontinued operations (FAS 144).
(6)	Realized gains (losses) from real estate available for sale is reclassified as discontinued operations (FAS 144).

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18A

(Unaudited)

FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	As of December 31, 2003 % of Total	Estimated Fair Value	Amortized Cost	Year Ended December 31, 2002 % of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$4,060.1	76.5%	$4,237.6	$3,277.5	73.6%	$3,531.4
2	Baa	968.9	18.7%	1,033.5	920.1	20.4%	977.2
3	Ba	151.1	2.9%	163.3	201.9	4.2%	204.2
4	B	69.2	1.5%	84.6	65.1	1.4%	65.7
5	Caa and lower	14.9	0.4%	21.3	17.6	0.4%	17.7
6	In or near default	0.9	0.0%	1.1	0.9	0.0%	0.9

	Subtotal	5,265.1	100.0%	5,541.4	4,483.1	100.0%	4,797.1
	Redeemable preferred stock	1.0	0.0%	1.0	1.0	0.0%	1.0

	Total Public Fixed Maturities	$5,266.1	100.0%	$5,542.4	$4,484.1	100.0%	$4,798.1

PRIVATE FIXED MATURITIES BY CREDIT QUALITY

NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	As of December 31, 2003 % of Total	Estimated Fair Value	Amortized Cost	Year Ended December 31, 2002 % of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$774.8	27.3%	$836.3	$943.2	32.4%	$1,027.3
2	Baa	1,554.3	54.0%	1,654.0	1,400.6	47.9%	1,519.0
3	Ba	391.9	13.5%	414.2	402.2	12.8%	406.3
4	B	64.7	2.3%	68.9	111.3	3.3%	106.3
5	Caa and lower	35.1	1.3%	38.5	31.2	0.9%	29.7
6	In or near default	5.4	0.3%	9.2	34.7	1.1%	35.0

	Subtotal	2,826.2	98.7%	3,021.1	2,923.2	98.4%	3,123.6
	Redeemable preferred stock	36.0	1.3%	40.1	46.0	1.6%	49.5

	Total Private Fixed Maturities	$2,862.2	100.0%	$3,061.2	$2,969.2	100.0%	$3,173.1

TOTAL FIXED MATURITIES BY CREDIT QUALITY

NAIC Rating	Rating Agency Equivalent Designation	Amortized Cost	As of December 31, 2003 % of Total	Estimated Fair Value	Amortized Cost	Year Ended December 31, 2002 % of Total	Estimated Fair Value
		($ millions)			($ millions)
1	Aaa/Aa/A	$4,834.9	59.0%	$5,073.9	$4,220.7	57.2%	$4,558.7
2	Baa	2,523.2	31.2%	2,687.5	2,320.7	31.3%	2,496.2
3	Ba	543.0	6.7%	577.5	604.1	7.7%	610.5
4	B	133.9	1.8%	153.5	176.4	2.2%	172.0
5	Caa and lower	50.0	0.7%	59.8	48.8	0.6%	47.4
6	In or near default	6.3	0.1%	10.3	35.6	0.4%	35.9

	Subtotal	8,091.3	99.5%	8,562.5	7,406.3	99.4%	7,920.7
	Redeemable preferred stock	37.0	0.5%	41.1	47.0	0.6%	50.5

	Total Fixed Maturities	$8,128.3	100.0%	$8,603.6	$7,453.3	100.0%	$7,971.2

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18B

(Unaudited)

FIXED MATURITIES BY INDUSTRY

	As of December 31, 2003
	($ millions)
Industry	Public	%	Private	%	Total	%
Consumer Goods & Services	$725.0	13.1%	$985.8	32.2%	$1,710.8	19.9%
Government & Agency	1,424.7	25.7%	0.0	0.0%	1,424.7	16.5%
Other Manufacturing	154.1	2.8%	595.9	19.5%	750.0	8.7%
Public Utilities	493.7	8.9%	279.1	9.1%	772.8	9.0%
Non-Government - Asset/Mortgage Backed	398.6	7.2%	194.8	6.4%	593.4	6.9%
Banks	550.4	9.9%	78.2	2.5%	628.6	7.3%
Transportation/Aerospace	329.3	6.0%	186.4	6.1%	515.7	6.0%
Financial Services	338.5	6.1%	154.0	5.0%	492.5	5.7%
Mortgage Backed-Government & Agency	436.0	7.9%	0.8	0.0%	436.8	5.1%
Energy	227.7	4.1%	165.9	5.4%	393.6	4.6%
Nat/Res/Manuf(non-energy)	140.5	2.5%	200.2	6.5%	340.7	4.0%
Other	159.9	2.9%	23.3	0.8%	183.2	2.1%
Media/Adver/Printing	61.2	1.1%	124.3	4.1%	185.5	2.1%
Telecommunications	80.0	1.4%	12.1	0.4%	92.1	1.1%
Cable Television	18.0	0.3%	48.9	1.6%	66.9	0.8%
Bank Holding Companies	4.8	0.1%	11.5	0.4%	16.3	0.2%

Total	$5,542.4	100.0%	$3,061.2	100.0%	$8,603.6	100.0%

	As of December 31, 2002
	($ millions)
Industry	Public	%	Private	%	Total	%
Consumer Goods & Services	$592.5	12.3%	$865.1	27.3%	$1,457.6	18.3%
Government & Agency	1,025.0	21.4%	0.0	0.0%	1,025.0	12.9%
Other Manufacturing	185.4	3.9%	662.6	20.9%	848.0	10.6%
Public Utilities	470.2	9.8%	292.3	9.2%	762.5	9.6%
Non-Government - Asset/Mortgage Backed	493.4	10.3%	215.0	6.8%	708.4	8.9%
Banks	252.7	5.3%	299.0	9.5%	551.7	6.9%
Transportation/Aerospace	491.0	10.2%	45.3	1.4%	536.3	6.7%
Financial Services	332.2	6.9%	186.5	5.9%	518.7	6.5%
Mortgage Backed-Government & Agency	243.1	5.1%	196.5	6.2%	439.6	5.5%
Energy	106.6	2.2%	212.8	6.7%	319.4	4.0%
Nat/Res/Manuf(non-energy)	306.9	6.4%	1.0	0.0%	307.9	3.9%
Other	50.4	1.1%	112.6	3.5%	163.0	2.0%
Media/Adver/Printing	144.5	3.0%	16.7	0.5%	161.2	2.0%
Telecommunications	86.8	1.8%	13.7	0.4%	100.5	1.3%
Cable Television	17.4	0.3%	31.9	1.0%	49.3	0.6%
Bank Holding Companies	0.0	0.0%	22.1	0.7%	22.1	0.3%

Total	$4,798.1	100.0%	$3,173.1	100.0%	$7,971.2	100.0%

The Exhibit above includes invested assets in the Closed Block and excludes Trading Securities in Advest.

Exhibit 18C

(Unaudited)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS (1):

	As of December 31, 2003	As of December 31, 2002
	($ in millions)	($ in millions)
Equity Method
Public common stock	$14.1	$27.7
Private common stock	66.5	64.3

Sub-total	80.6	92.0

Fair Value Method
Public common stock	17.1	15.2
Private common stock	79.9	79.0

Sub-total	97.0	94.2

Total Venture Capital Partnership Investments	$177.6	$186.2

(1)	Includes other net assets included on partnerships’ financial statements (e.g. cash, receivables, misc. payables, etc.)

VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

	As of December 31, 2003		As of December 31, 2002
	($ millions)%		($ millions)%
Information Technology	$88.3	49.7%	$97.8	52.5%
Domestic LBO	39.0	22.0%	36.8	19.8%
Life Sciences	11.2	6.3%	10.7	5.8%
Telecommunications	4.5	2.5%	4.5	2.4%
International LBO	15.8	8.9%	13.3	7.1%
Merchant Banking	4.1	2.3%	5.8	3.1%
Other	14.7	8.3%	17.3	9.3%

Total Venture Capital Partnership Investments by Sector	$177.6	100.0%	$186.2	100.0%

Exhibit 19

(Unaudited)

PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL

MORTGAGES AT CARRYING VALUE

	As of December 31, 2003	As of December 31, 2002
	($ millions)
Total Commercial Mortgages	$1,434.7	$1,570.5

Problem commercial mortgages (1)	—	—
Potential problem commercial mortgages	18.1	104.7
Restructured commercial mortgages	5.8	20.4

Total problem, potential problem and restructured commercial mortgages	$23.9	$125.1

Total problem, potential problem and restructured commercial mortgages as % of total commercial mortgages	1.7%	8.0%

Valuation allowances/writedowns (2)
Potential problem loans	$0.7	$6.6
Restructured loans	2.1	8.0

Total valuation allowances/writedowns	$2.8	$14.6

Total valuation allowances as a percent of problem, potential problem and restructured commercial mortgages at carrying value before valuation allowances and writedowns	10.5%	10.5%

(1)	Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.
(2)	Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 20A

(Unaudited)

EQUITY REAL ESTATE

	As of December 31, 2003	As of December 31, 2002
	($ millions)
TYPE
Real estate	$145.8	$173.8

Subtotal	145.8	173.8
Foreclosed	28.2	33.1

Total	$174.0	$206.9

Exhibit 20B

(Unaudited)

MORTGAGES AND REAL ESTATE

	As of December 31, 2003		As of December 31, 2002
	($ millions)		($ millions)
Geographic Region
Southeast	$456.6	23.3%	$457.2	21.9%
West	344.8	17.6%	367.1	17.6%
Northeast	158.1	8.1%	261.9	12.6%
Mountain	376.9	19.3%	392.4	18.8%
Midwest	382.5	19.6%	367.8	17.7%
Southwest	237.6	12.1%	238.0	11.4%

	$1,956.5	100.0%	$2,084.4	100.0%

	As of December 31, 2003		As of December 31, 2002
	($ millions)		($ millions)
Property Type:
Office Buildings	$845.6	43.2%	$924.2	44.3%
Agricultural	347.9	17.8%	308.3	14.8%
Hotel	267.3	13.7%	274.3	13.2%
Retail	143.7	7.3%	142.9	6.9%
Industrial	163.5	8.4%	188.2	9.0%
Other	104.4	5.3%	123.2	5.9%
Apartment Buildings	84.1	4.3%	123.3	5.9%

	$1,956.5	100.0%	$2,084.4	100.0%

The Exhibit above includes invested assets in the Closed Block.